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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         WEATHERFORD INTERNATIONAL LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                BERMUDA                                 98-0371344
(STATE OF INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)


 C/O CORPORATE MANAGERS (BARBADOS) LTD.
      FIRST FLOOR, TRIDENT HOUSE
           LOWER BROAD STREET
          BRIDGETOWN, BARBADOS                                NONE
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


          TITLE OF EACH CLASS                NAME OF EACH EXCHANGE ON WHICH
          TO BE SO REGISTERED                EACH CLASS IS TO BE REGISTERED
          -------------------                ------------------------------
             Common Stock,
            $1.00 par value                      New York Stock Exchange


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[ ]

Securities Act registration statement file number to which this form relates:
333-85644

Securities to be registered pursuant to Section 12(g) of the Act:  None

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      A description of the common stock of Weatherford International Ltd. (the "Registrant") to be registered hereunder is set forth under the captions "Summary," and "Description of Authorized Shares of Weatherford International Ltd." in the proxy statement/prospectus included in the Registrant's Registration Statement on Form S-4 (No. 333- 85644), as originally filed with the Securities and Exchange Commission on April 5, 2002 under the Securities Act of 1933, as amended, and will be set forth in any prospectus filed in accordance with Rule 424(b) thereunder, which description is incorporated herein by reference.

ITEM 2. EXHIBITS.

      The following exhibits to this Registration Statement on Form 8-A are either filed herewith or are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.

   EXHIBIT
   NUMBER                          DESCRIPTION OF EXHIBIT
   ------                          ----------------------
      1     Registrant's Registration Statement on Form S-4, as amended (No.
            333-85644), as initially filed with the Securities and Exchange
            Commission on April 4, 2002 (the "Registration Statement")
            incorporated herein by reference.

      2 Memorandum of Association of the Registrant, incorporated herein by reference to Annex II to the proxy statement/prospectus included in the Registration Statement on Form S-4.

      3     Bylaws of the Registrant, incorporated herein by reference to Annex
            III to the proxy statement/prospectus included in the Registration
            Statement on Form S-4.

      4*    Specimen of Common Share Certificate of the Registrant.

       * Filed herewith.


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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    WEATHERFORD INTERNATIONAL LTD.


                                    By:   /s/ BURT M. MARTIN
                                          ------------------------------
                                          Burt M. Martin
                                          Vice President and Director

Date: May 22, 2002


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                               INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                          DESCRIPTION OF EXHIBIT
   ------                          ----------------------

      1     Registrant's Registration Statement on Form S-4, as amended (No.
            333-85644), as initially filed with the Securities and Exchange
            Commission on April 4, 2002 (the "Registration Statement") incorporated herein by reference.

      2 Memorandum of Association of the Registrant, incorporated herein by reference to Annex II to the proxy statement/prospectus included in the Registration Statement on Form S-4.

      3     Bylaws of the Registrant, incorporated herein by reference to Annex
            III to the proxy statement/prospectus included in the Registration
            Statement on Form S-4.

      4*    Specimen of Common Share Certificate of the Registrant.

       * Filed herewith.